UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS
      PERMITTED BY RULE 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12


                           THE PHOENIX-ENGEMANN FUNDS
                -------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                           Matthew A. Swendiman, Esq.
                         c/o The Phoenix Companies, Inc.
                                One American Row
                           Hartford, Connecticut 06102
                      -------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration No.:

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     3) Filing Party:

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     4) Date Filed:

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


                           THE PHOENIX-ENGEMANN FUNDS
                          600 NORTH ROSEMEAD BOULEVARD
                            PASADENA, CA 91107-2133

                            -----------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 16, 2005

                            -----------------------


To the Shareholders:

    A Special Meeting of Shareholders of The Phoenix-Engemann Funds (the "Trust") will be held in the offices of Engemann Asset Management, 600 North Rosemead Avenue, Pasadena, California, on Wednesday, March 16, 2005 at 2:00 p.m., Pacific Time for the following purposes:

    (1) To reconstitute the Board of Trustees of the Trust (the "Board") and to elect fourteen trustees to such Board to serve until the next meeting of shareholders at which trustees are elected;

    (2) To ratify the Board's selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2005; and

    (3) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

    The Board has fixed January 26, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

       o Through the Internet at www.eproxyvote.com/engemann;

       o By telephone, with a toll-free call to 1-877-779-8683;

       o By mail, with the enclosed proxy card and postage-paid envelope; or

       o In person at the meeting.

    We encourage you to vote via the Internet or by telephone. Please have your proxy card in hand, then go to the above Internet site or call the above telephone number and follow the instructions given there. Use of Internet or telephone voting will reduce the time and costs associated with this proxy solicitation. If you elect to vote using one of these methods, do not return your proxy card unless you later elect to change your vote. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

       PLEASE RESPOND--WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.


                                          By Order of the Board of Trustees,



                                          TINA MITCHELL, Secretary

Pasadena, California
January 28, 2005

                           THE PHOENIX-ENGEMANN FUNDS

                          600 NORTH ROSEMEAD BOULEVARD
                             PASADENA, CA 91107-2133

                             -----------------------


                                 PROXY STATEMENT

                        A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 16, 2005

                             -----------------------


    The enclosed proxy is solicited by the Board of Trustees of The Phoenix-Engemann Funds (the "Trust") for use at the Special Meeting of Shareholders to be held on Wednesday, March 16, 2005, and at any adjournment thereof. Shareholders of record at the close of business on January 26, 2005 ("Shareholders") are entitled to notice of and to vote at the meeting or any adjourned session.

    On January 26, 2005 (the "Record Date"), the number of whole shares of each series of the Trust outstanding (the "Shares"), and the whole votes represented by such shares as of the Record Date were:

                                                  SHARES                   VOTES
            THE FUNDS                        OUTSTANDING             REPRESENTED
            ---------                        -----------             -----------
Phoenix-Engemann Balanced Return
Fund

     Class A Shares                            1,759,714              47,001,957
     Class B Shares                              384,500              10,077,732
     Class C Shares                              259,345               6,815,599

Phoenix-Engemann Focus Growth
Fund

     Class A Shares                           10,026,986             156,521,250
     Class B Shares                              824,006              11,371,288
     Class C Shares                              865,084              11,938,156

                                                  SHARES                   VOTES
            THE FUNDS                        OUTSTANDING             REPRESENTED
            ---------                        -----------             -----------
Phoenix-Engemann Nifty Fifty Fund

     Class A Shares                            3,823,560              65,994,642
     Class B Shares                              672,680              10,426,538
     Class C Shares                              597,071               9,254,599

Phoenix-Engemann Small-Cap
Growth Fund

     Class A Shares                            8,544,784             237,801,331
     Class B Shares                            1,944,242              52,069,660
     Class C Shares                            1,055,551              27,549,886

    Each Shareholder will be entitled to one vote for each dollar of net asset value of Shares held as of the Record Date and a proportional fractional vote for each fractional dollar value.

    All Shares will be voted in accordance with the specifications on duly executed proxies for such Shares. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, the proposal, the Shares represented by the proxy will be voted in favor of the proposal. Any Shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Trust a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

    In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special, personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Trust for their reasonable expenses in sending proxy material to beneficial owners of Trust shares. Any cost of solicitation of proxies will be borne by Phoenix Investment Partners, Ltd.

    In the event that sufficient votes in favor of the proposal set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the proposal. Any such adjournment or postponement will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

    If a Shareholder abstains from voting as to any matter, then the Shares held by such Shareholder shall be deemed present at the meeting for purposes of determining a quorum, but shall not be included for purposes of calculating the vote with respect to such matter, and shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the Shares covered by such non-vote proxy shall be deemed present at the meeting for all purposes except for the purpose of calculating the vote with respect to such matter.

    As used in this Proxy Statement, the term "interested person" has the meaning provided therefore in the Investment Company Act of 1940, as amended (the "1940 Act").

    At January 1, 2005, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust or of any class thereof.

    This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about February 11, 2005. A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDERS UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 56 PROSPECT STREET, P. O. BOX 150480, HARTFORD, CT 06115-0480 OR CALL, TOLL FREE, AT
(800)243-4361.

                                 PROPOSAL NO. 1

                      TO RECONSTITUTE THE BOARD OF TRUSTEES
                  AND TO ELECT FOURTEEN TRUSTEES TO SUCH BOARD

    At a special meeting of the Board of Trustees of the Trust (the "Engemann Board") held on January 24, 2005, the Trustees, including the independent Trustees (trustees who are not interested persons of the Trust) acting separately, considered a proposal by management to consolidate the governance of the Trust under a new Board of Trustees consisting of all of the members of the Board of Trustees of the Phoenix Funds (the "Phoenix Funds Board") (the "Reconstituted Board"). The Phoenix Funds Board oversees more than 25 mutual funds managed by advisory affiliates of Phoenix Investment Partners, Ltd. ("PXP"). The Adviser for The Phoenix-Engemann Funds is Engemann Asset Management ("EAM") an advisory affiliate of PXP.

    Since the early 1990's, PXP has assumed management of various acquired mutual fund complexes. PXP has worked to consolidate the board functions associated with the acquired fund complexes.

    The Engemann Board determined that consolidation will reduce the administrative efforts of PXP and its affiliates in having to coordinate and oversee separate board meetings and facilitate oversight of the Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund and Phoenix-Engemann Small-Cap Growth Fund ("Engemann Funds"). The Engemann Board also determined that the Engemann Funds will potentially benefit because, as Trustees of the other Phoenix Funds, the Reconstituted Board will be considering issues similar to those affecting the Engemann Funds.

    The Engemann Board approved fixing the number of trustees at fourteen and designated the fourteen Phoenix Funds Board members to be candidates to fill the trustees' positions on the Reconstituted Board (the "Nominees"). The twelve Nominees who will qualify as independent trustees were nominated by a majority of the independent Trustees on the Engemann Board. The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as trustees of the Nominees named below. The Engemann Board recommends that the shareholders vote for the election of all the Nominees.

    Each of the Nominees has agreed to serve as a trustee if elected. If, at the time of the meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for fewer than 14 trustees or vote for other persons in their discretion. Trustees will hold office until the earlier of their death, resignation, removal or retirement, or the next meeting of shareholders at which trustees are elected and the selection and qualification of their successors. Philip R. McLoughlin, the only

Nominee who is presently serving on the Engemann Board and who is standing for reelection, was recommended for consideration by management in connection with its management's proposal to consolidate governance of the Trust under the larger Phoenix Funds Board.

    The following table sets forth the names, ages, principal occupations and other information relating to the Nominees. There is no stated term of office for trustees of the Trust. Philip R. McLoughlin, who presently serves as a trustee, was first elected to the Engemann Board in 2000. No other Nominee has served on this Board.


                                                        INDEPENDENT NOMINEES


                                POSITION WITH       NUMBER OF
                                  THE TRUST       PORTFOLIOS IN
        NAME, ADDRESS,          AND LENGTH OF      FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
E. Virgil Conway                   Nominee              37          Chairman, Rittenhouse Advisors, LLC (consulting firm) since
Rittenhouse Advisors, LLC         Currently                         2001. Trustee/Director, Realty Foundation of New York
101 Park Avenue                    Trustee                          (1972-present), Josiah Macy, Jr., Foundation (1975-present),
New York, NY 10178                Kayne Fund                        Pace University (Director/Trustee Emeritus) (2003-present),
DOB: 8/2/29                       since 2002                        New York Housing Partnership Development Corp. (Chairman)
                                     and                            (1981-present), Greater New York Councils, Boy Scouts of
                                 Seneca Fund                        America (1985-present), The Academy of Political Science
                                  since 2000                        (Vice Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                                    (1989-present), Colgate University (Trustee Emeritus) (since
                                                                    2004). Director/Trustee, The Harlem Youth Development
                                                                    Foundation, (Chairman) (1998-2002), Metropolitan
                                                                    Transportation Authority (Chairman) (1992-2001), Trism, Inc.
                                                                    (1994-2001), Consolidated Edison Company of New York, Inc.
                                                                    (1970-2002), Atlantic Mutual Insurance Company (1974-2002),
                                                                    Centennial Insurance Company (1974-2002), Union Pacific Corp.
                                                                    (1978-2002), BlackRock Freddie Mac Mortgage Securities Fund
                                                                    (Advisory Director) (1990-2000), Accuhealth (1994-2002), Pace
                                                                    University (1978-2003).


                                                  INDEPENDENT NOMINEES (CONTINUED)

                                POSITION WITH       NUMBER OF
                                  THE TRUST       PORTFOLIOS IN
        NAME, ADDRESS,          AND LENGTH OF      FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
Harry Dalzell-Payne                Nominee              37          Currently retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court            Currently                         (1988-present).
Elmore, GL0S, GL2 3NT              Trustee
U.K.                              Kayne Fund
DOB: 8/9/29                       since 2002
                                     and
                                 Seneca Fund
                                  since 2000

S. Leland Dill                     Nominee              27          Currently retired. Trustee, Phoenix Funds Complex
7721 Blue Heron Way                                                 (1989-present). Trustee, Scudder Investments (33 portfolios)
West Palm Beach, FL 33412                                           (1986-present). Director, Coutts & Co. Trust Holdings Limited
DOB: 3/28/30                                                        (1991-2000), Coutts & Co. Group (1991-2000) and Coutts & Co.
                                                                    International (USA) (private banking) (1991-2000).

Francis E. Jeffries                Nominee              29          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902                                            (1984-present). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                    (1995-present).
DOB: 9/23/30



                                                  INDEPENDENT NOMINEES (CONTINUED)

                                POSITION WITH       NUMBER OF
                                  THE TRUST       PORTFOLIOS IN
        NAME, ADDRESS,          AND LENGTH OF      FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
Leroy Keith, Jr.                   Nominee              27          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.                                           since 2001. Director/Trustee, Evergreen Funds (six
736 Market Street,                                                  portfolios). Trustee, Phoenix Funds Complex (1980-present).
Ste. 1430                                                           Chairman (1998 to 2000) and Chief Executive Officer
Chattanooga, TN 37402                                               (1995-1998), Carson Products Company (cosmetics).
DOB: 2/14/39

Geraldine M. McNamara              Nominee              37          Managing Director, U.S. Trust Company of New York (private
U.S. Trust Company of             Currently                         bank) (1982-present). Trustee/Director, Phoenix Funds Complex
   New York                        Trustee                          (2001-present).
11 West 54th Street               Kayne Fund
New York, NY 10019                since 2002
DOB: 4/17/51                         and
                                 Seneca Fund
                                  since 2001

Everett L. Morris                  Nominee              37          Currently retired. Trustee/Director, Phoenix Funds Complex
164 Laird Road                    Currently                         (1995-present). Vice President, W.H. Reaves and Company
Colts Neck, NJ 07722               Trustee                          (investment management) (1993-2003).
DOB: 5/26/28                      Kayne Fund
                                  since 2002
                                     and
                                 Seneca Fund
                                  since 2000


                                                  INDEPENDENT NOMINEES (CONTINUED)

                                POSITION WITH       NUMBER OF
                                  THE TRUST       PORTFOLIOS IN
        NAME, ADDRESS,          AND LENGTH OF      FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
James M. Oates                     Nominee              27          Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital
c/o Northeast Partners            Currently                         Markets, Inc.) (financial services) (1997-present). Managing
150 Federal Street,               Consulting                        Director Wydown Group (consulting firm) (1994-present).
Suite 1000                        Committee                         Director, Investors Financial Service Corporation
Boston, MA 02110                    Member                          (1995-present), Investors Bank & Trust Corporation
DOB: 5/31/46                     Kayne Funds                        (1995-present), Stifel Financial (1996-present), Connecticut
                                  since 2002                        River Bancorp (1998-present), Connecticut River Bank
                                                                    (1999-present), Trust Company of New Hampshire
                                                                    (2002-present). Director and Treasurer, Endowment for Health,
                                                                    Inc. (2000-present). Chairman, Emerson Investment Management,
                                                                    Inc. (2000-present). Vice Chairman, Massachusetts Housing
                                                                    Partnership (1994-1999). Director, Blue Cross and Blue
                                                                    Shield of New Hampshire (1994-1999), AIB Govett Funds
                                                                    (1991-2000) and Command Systems, Inc. (1998-2000), Phoenix
                                                                    Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                                    (2000-2002), 1Mind.com, Plymouth Rubber Co. (1995-2003).
                                                                    Member, Chief Executives Organization (1996-2001).

Donald B. Romans                   Nominee              27          Currently retired. President, Romans & Company (private
39 S. Sheridan Road                                                 investors and financial consultants) (1987-2003).
Lake Forest, IL 60045                                               Trustee/Director, Phoenix Funds Complex (1985-present).
DOB:  4/22/31                                                       Trustee, Burnham Investors Trust (5 portfolios) (1967-2003).



                                                  INDEPENDENT NOMINEES (CONTINUED)

                                POSITION WITH       NUMBER OF
                                  THE TRUST       PORTFOLIOS IN
        NAME, ADDRESS,          AND LENGTH OF      FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
Richard E. Segerson                Nominee              27          Managing Director, Northway Management Company
Northway Management                                                 (1998-present). Trustee/Director, Phoenix Funds Complex
   Company LLC                                                      (1988-present).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46

Ferdinand L. J. Verdonck           Nominee              27          Trustee/Director, Banco Urguijo (Chairman). Trustee/Director,
Nederpolder, 7                                                      Phoenix Funds Complex (2004-present). Trustee/Director EASDAQ
B-9000 Gent, Belgium              Currently                         (Chairman), The Fleming Continental European Investment
DOB: 7/30/42                      Consulting                        Trust, KBC Lease (Honorary), Groupe SNEF, Degussa Antwerpen
                                  Committee                         N.V., Santans N.V., Laco N.V. Managing Director, Almanij
                                    Member                          N.V. (1992-2003); Trustee/Director (1992-2003), KBC Bank and
                                  Kayne Fund                        Insurance Holding Company (Euronext) (1992-2003), KBC Bank
                                  since 2002                        (1992-2003), KBC Insurance (1992-2003), Kredietbank, S.A.
                                                                    Luzembougeoise (1992-2003), Investco N.V. (1992-2003),
                                                                    Gevaert N.V. (1992-2003), Fidea N.V. (1992-2003), Almafin
                                                                    N.V. (1992-2003), Centea N.V. (1992-2003), Dutch Chamber of
                                                                    Commerce for Belgium and Luxemburg, Phoenix Investment
                                                                    Partners, Ltd. (1995-2001).


                                                  INDEPENDENT NOMINEES (CONTINUED)

                                POSITION WITH       NUMBER OF
                                  THE TRUST       PORTFOLIOS IN
        NAME, ADDRESS,          AND LENGTH OF      FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
Lowell P. Weicker, Jr.             Nominee              27          Director, Medallion Financial New York (2003-present),
200 Duke Street                                                     Compuware (1996-present), WWF, Inc. (2000-present).
Alexandria, VA 22314                                                President, The Trust for America's Health (non-profit)
DOB: 5/16/31                                                        (2001-present). (Trustee/Director), Phoenix Funds Complex
                                                                    (1995-present). Director, UST, Inc. (1995-2004) ), HPSC Inc.
                                                                    (1995-2004).


                                                         INTERESTED NOMINEES

                                POSITION WITH       NUMBER OF
                                  THE TRUST       PORTFOLIOS IN
        NAME, ADDRESS,          AND LENGTH OF      FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
*Marilyn E. LaMarche               Nominee              32          Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC           Currently                         (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,             Consulting                        (2001-present) and Phoenix Life Insurance Company
59th Floor                        Committee                         (1989-present). Trustee/Director, Phoenix Funds Complex
New York, NY 10020                  Member                          (2002-present).
DOB: 5/11/34                      Kayne Fund
                                  since 2002

**Philip R. McLoughlin             Nominee              68          Director, PXRE Corporation (Delaware) (1985-present), World
    DOB: 10/23/46                 Currently                         Trust Fund (1991-present).  Management Consultant
                                   Trustee/                         (2002-2004), Chairman (1997-2002), Chief Executive Officer
                                   Chairman                         (1995-2002), Director (1995-2002) and Vice Chairman
                                  Kayne Fund                        (1995-1997), Phoenix Investment Partners, Ltd. Director and
                                  since 2002                        Executive Vice President, The Phoenix Companies, Inc.
                                     and                            (2000-2002).  Director (1994-2002) and Executive Vice
                                  Seneca Fund                       President, Investments (1987-2002), Phoenix Life Insurance
                                    Since                           Company. Director (1983-2002) and Chairman (1995-2002),
                                     2000                           Phoenix Investment Counsel, Inc. Director (1982-2002) and
                                                                    President (1990-2000), Phoenix Equity Planning Corporation.
                                                                    Chairman and President, Phoenix/Zweig Advisers LLC
                                                                    (2001-2002). Director (2001-2002) and President (April
                                                                    2002-September 2002), Phoenix


                                                  INTERESTED NOMINEES (CONTINUED)

                                POSITION WITH       NUMBER OF
                                  THE TRUST       PORTFOLIOS IN
        NAME, ADDRESS,          AND LENGTH OF      FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
**Philip R. McLoughlin                                              Investment Management Company. Director and Executive Vice
(continued)                                                         President, Phoenix Life and Annuity Company (1996-2002).
                                                                    Director (1995-2000) and Executive Vice President (1994-2002)
                                                                    and Chief Investment Counsel (1994-2002), PHL Variable Insurance
                                                                    Company. Director, Phoenix National Trust Holding Company
                                                                    (2001-2002). Director (1985-2002) and Vice President (1986-2002)
                                                                    and Executive Vice President (2002-2002), PM Holdings, Inc.
                                                                    Director, W.S. Griffith Associates, Inc. (1995-2002). Director
                                                                    (1992-2002) and President (1993-1994), W.S. Griffith Securities,
                                                                    Inc.



 *Ms. LaMarche is an "interested person" as defined in the 1940 Act, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

**Mr. McLoughlin is an "interested person" as defined in the Investment Company
  Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

RELATIONSHIPS OF CERTAIN NOMINEES
     Under applicable requirements, each independent Nominee (or an immediate family member thereof) who had any direct or indirect interest, the value of which exceeds $60,000, during the two most recently completed calendar years, in the Trusts' Adviser, EAM, the principal underwriter of the Trust, Phoenix Equity Planning Corporation, or any entity controlling, controlled by or under common control with EAM or Phoenix Equity Planning Corporation (not including registered investment companies) must disclose any such relationship.

     Mr. Oates is Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly, IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of PIC owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company, also an affiliate, owns approximately 8% of Hudson's common stock.

NOMINEE OWNERSHIP OF EQUITY SECURITIES
     Set forth below for each Nominee is a dollar range of equity securities of the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Nominee that are in the same family of investment companies as the Trust, as of December 31, 2003.

                                           AGGREGATE DOLLAR
                                           RANGE OF NOMINEE
                                           OWNERSHIP IN ALL
                          DOLLAR RANGE OF   FUNDS OVERSEEN
                              EQUITY         BY NOMINEE IN
                            SECURITIES         FAMILY OF
                              OF THE          INVESTMENT
    NAME OF NOMINEE            TRUST           COMPANIES
    ---------------            -----           ---------
E. Virgil Conway               None           $1-$10,000
Harry Dalzell-Payne            None              None
S. Leland Dill                 None              None
Francis E. Jeffries            None          Over $100,000
Leroy Keith, Jr.               None              None
Marilyn E. LaMarche            None              None
Philip R. McLoughlin       Over $100,000     Over $100,000
Geraldine M. McNamara          None              None
Everett L. Morris           $1-$10,000       Over $100,000
James M. Oates            $50,001-100,000    Over $100,000
Donald E. Romans               None          Over $100,000
Richard E. Segerson            None          Over $100,000
Ferdinand L. J. Verdonck       None              None
Lowell P. Weicker, Jr.         None              None

COMPENSATION OF CURRENT TRUSTEES

     During the Trust's fiscal year ended December 31, 2004, the Nominees received no compensation from the Trust; however, the current Trustees received the following compensation:

                           AGGREGATE     TOTAL COMPENSATION
                          COMPENSATION     FROM TRUST AND
                            FROM THE     FUND COMPLEX PAID
NAME                         TRUST*         TO TRUSTEES
----                         ------         -----------
Roger Engemann                    $0                $0
Barry E. McKinley            $20,000           $20,000
Philip R. McLoughlin              $0                $0
Robert L. Peterson           $20,000           $20,000
Richard C. Taylor            $20,000           $20,000
Angela Wong                  $20,000           $20,000

*Annual retainer fee of $10,000, meeting fees of $2,500 for each meeting attended.

The Trust has no pension or retirement plans.

     The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Trustees who are interested persons are compensated by the Adviser, or an affiliate of the Adviser, and receive no compensation from the Trust.

COMPENSATION OF RECONSTITUTED BOARD

     If the Reconstituted Board is elected, in the future each Engemann Fund will share (equally) with each other Phoenix Fund the costs related to the activities of the Phoenix Board, including Trustee fees and expenses, meeting expenses and fees and expenses of counsel to the independent Trustees. PXP has agreed, however, to reimburse the Engemann Funds for expenses related to Trustee meetings of the Reconstituted Board during each of the fiscal years ended December 31, 2005 and 2006, to the extent that they exceed the 2004 costs related to the Trustee meetings of the Engemann Board. Excluded from reimbursement will be any costs of special meetings of the Phoenix Board or its committees, which will include meetings in excess of four (4) Phoenix Board meetings per year, five (5) Executive and Compliance Committee meetings per year, four (4) Audit Committee meetings per year, and two (2) Governance and Nominating Committee meetings per year.

CONSULTATION BY ENGEMANN TRUSTEES

     In order to facilitate the transition of governance from the Engemann Board to the Reconstituted Board, PXP has invited the independent Trustees on the Engemann Board to assume a consulting relationship with PXP pursuant to which the independent Trustees may provide advice and counsel to PXP and to the Reconstituted Board with respect to governance issues through the fiscal year ending December 31, 2006. PXP will compensate each independent Trustee who accepts the invitation $20,000 per year. All independent Trustees will be paid the 2005 retainer fee for the balance of the year after the Reconstituted Board is elected.

CURRENT BOARD COMMITTEES AND MEETINGS
     The Engemann Board has established an Audit Committee. The Committee reviews the Trust's financial reporting procedures, their system of internal control and the independent audit process. The Committee also reviews the Trust's procedures for monitoring compliance with investment restrictions, applicable laws and regulations and the Code of Ethics. The Audit Committee currently consists of Barry E. McKinley, Robert L. Peterson, Richard C. Taylor and Angela Wong.

     The Engemann Board has not established a formal nominating committee. Currently, all of the independent Trustees participate in the process of identifying, evaluating and ultimately selecting nominees for election to the Board. Four of the five current Trustees are independent Trustees; they are Barry E. McKinley, Robert L. Peterson, Richard C. Taylor and Angela Wong. Since the independent Trustees are already a small, workable group, the Engemann Board feels the appointment of a formal Nominating Committee is not necessary under these circumstances. The independent Trustees have not adopted a formal Nominating committee charter.

     The Engemann Board held four meetings and the Audit Committee held two meetings during the fiscal year ended December 31, 2004. Each Trustee was present for at least 75% of the total number of meetings of the Board, or of the Board and Audit Committee.

     The independent Trustees have not established a formal policy regarding consideration of any trustee candidates recommended by shareholders, but will consider any such candidate as the independent Trustees currently consider candidate recommendations from a variety of sources. Shareholders wishing to submit candidate recommendations for future consideration should send a letter to any of the independent Trustees, including all relevant information pertaining to the candidate, at the address of the Trust. Such communication will be reviewed by the independent Trustees and, accordingly, the independent Trustees do not believe that a more formal policy is necessary at this time.

     The independent Trustees have not set out specific, minimum qualifications that must be met by a candidate for consideration for a position on the Board. In evaluating and nominating candidates, including candidates recommended by shareholders, the independent Trustees consider such factors as: (a) the knowledge and expertise of the candidates in terms of such matters as, but not limited to, mutual fund governance, relevant laws and fund policies, and evidence of sound business judgment obtained through experience (not necessarily with mutual funds) dealing with regulatory, management, technical or financial issues; (b) the "independence" of the candidates as defined in the 1940 Act, as well as any actual or perceived affiliations or relationships with Management; (c) their perceived ability to effectively and appropriately contribute to the ongoing functions of the Board, including, without limitation, their work ethic, personal integrity, ability to attend meetings and their ability to add unique, specific or otherwise valuable viewpoints; (d) whether or not any other more qualified candidates have come forward expressing an interest to serve as trustees; (e) the compatibility of any possible recommendation in terms of existing board composition and anticipated transitions; and (f) such other factors as the independent Trustees deem relevant.

     The Engemann Board has not established a formal process for shareholders to send communications to the Board. The Engemann Board believes that those communications sent to the address of the Trust and addressed to the Board will be sent to the Board. This being the case, the Engemann Board does not believe that a formal process is necessary at this time.

     The Phoenix Funds Board has established a Governance and Nominating Committee composed of Messrs. E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. McLoughlin, Geraldine McNamara, Everett L. Morris and Lowell P. Weicker, Jr. The Phoenix Funds Governance and Nominating Committee has not established a formal policy regarding consideration of any trustee candidates recommended by shareholders, but would consider any such candidate as the Phoenix Funds Governance and Nominating Committee currently considers candidate recommendations from a variety of sources. The Phoenix Funds Board has not established a formal process for shareholders to send communications to the Board.

EXECUTIVE OFFICERS
     The following table sets forth certain information about the Executive Officers of the Trust. The address of each individual, unless otherwise noted, is 600 North Rosemead Boulevard, Pasadena, CA 91107-2133.


                                                         EXECUTIVE OFFICERS

                                      POSITION WITH THE
       NAME, DATE OF BIRTH                TRUST AND                                PRINCIPAL OCCUPATIONS DURING
           AND ADDRESS              LENGTH OF TIME SERVED                              THE LAST FIVE YEARS
           -----------              ---------------------                              -------------------
  Gretchen Lash                 President                    Chief Executive Officer, President and Chief Investment Officer,
  DOB: 10/20/53                 since 2004                   Engemann Asset Management (2003-present).  Chief Executive Officer and
                                                             President, Pasadena Capital Corporation (2003-present).  Chief
                                                             Investment Officer & Portfolio Manager, Engemann Asset Management
                                                             (2001-2003).  Principal and Portfolio Manager, William Blair
                                                             (1997-2001).

  Malcolm Axon                  Chief Financial Officer      Chief Financial Officer and Secretary, Engemann Asset Management and
  DOB: 6/20/58                  since 1998                   of Pasadena Capital Corporation since 1995. Chief Financial Officer and Secretary of Roger Engemann Management Co. Inc. (1993-2003).

  John S. Tilson                Vice President               Executive Vice President (1994-present), Engemann Asset Management.
  DOB: 3/27/44                  since 1998                   Executive Vice President and Director (1994-present), Pasadena Capital
                                                             Corporation.  Executive Vice President (1994-2003), Roger Engemann
                                                             Management Co., Inc.

  Tina L. Mitchell              Secretary                    Senior Vice President and Chief Compliance Officer (since 2004) of
  DOB: 10/19/57                 since 1998                   Engemann Asset Management.  Vice President, Compliance, Engemann Asset
                                                             Management (1999-2004). Compliance Officer (1997-1999) and Assistant
                                                             Compliance Officer (1993-1997), Engemann Asset Management.  Compliance
                                                             Officer of Roger Engemann Management Co., Inc. (1997-2003).


  Matthew A. Swendiman          General Counsel, Vice        Counsel, Phoenix Life Insurance Company (2002-present). Vice
  One American Row              President and Assistant      President, Counsel, Chief Legal Officer and Secretary, certain of the
  Hartford, CT 06102            Secretary                    funds within the Phoenix Funds Complex (2004-present).  Assistant Vice
  DOB: 4/5/73                   since 2004                   President and Assistant Counsel, Conseco Capital Management
                                                             (2000-2002).

VOTING REQUIREMENTS

     The fourteen nominees receiving the highest number of votes will be elected, provided that a quorum consisting of at least 40% of the Trust's outstanding voting securities are present at the meeting, in person or by proxy.

                THE TRUSTEES RECOMMEND A VOTE "FOR" THE ELECTION
                          OF THE NOMINEES FOR TRUSTEES.

                         INVESTMENT ADVISER, UNDERWRITER
                                AND ADMINISTRATOR

     Engemann Asset Management, 600 North Rosemead Boulevard, Pasadena, California 91107 is the Trust's investment Adviser.

     Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, serves as the Trust's underwriter and financial agent/administrator.

                                 PROPOSAL NO. 2

               RATIFICATION OF SELECTION OF REGISTERED INDEPENDENT
                    PUBLIC ACCOUNTANTS (TO BE VOTED UPON BY
                          SHAREHOLDERS OF ALL SERIES)

     The Board of Trustees of the Trust, including all of the independent Trustees, has approved the selection of PricewaterhouseCoopers LLP ("PwC") as the Trust's registered independent public accountants for the 2005 fiscal year ending December 31, 2005. The financial statements included in the Trust's Annual Report have been examined by PwC. Representatives of PwC are not expected to be present at the Special Meeting of Shareholders, but have been given the opportunity to make a statement if they so desire and will be available by telephone during the meeting to respond to appropriate questions.

     The SEC's auditor independence rules require the Audit Committee of the Trust to pre-approve (a) all audit and permissible non-audit services provided by the Trust's registered independent public accountants directly to the Trust and (b) those permissible non-audit services provided by the Trust's Independent Registered Public Accounting Firm to the Trust's investment Adviser and any entity controlling, controlled by or under common control with the investment Adviser that provides ongoing services to the Trust (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of the Trust.

     The aggregate fees billed by PwC for the indicated services rendered to the Trust for the last two fiscal years were:


 FISCAL YEAR ENDED                     AUDIT-
    DECEMBER 31      AUDIT FEES     RELATED FEES(1)  TAX FEES(2)  ALL OTHER FEES
    -----------      ----------     ------------      --------    --------------
        2002           $82,380          $0            $19,000          $0
        2003           $82,380          $0            $19,200          $0

-----------
(1) "Audit-Related Fees" are those related to performance of the audit and review of the Trust's financial statements not disclosed under "Audit Fees."

(2) "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statements, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

     None of the hours expended by PwC on the audit of the Trust's financial statements for the fiscal years ended December 31, 2002 and 2003, were attributed to work performed by individuals other than PwC full-time, permanent employees.

     The aggregate non-audit fees billed by PwC to EAM and other Affiliated Services Providers for the Trust's last two fiscal years were:

  FISCAL YEAR ENDED           AUDIT-
     DECEMBER 31         RELATED FEES(1)       TAX FEES(2)     ALL OTHER FEES(3)
     -----------         ------------          --------        -----------------
        2002                $14,000               $0               $234,000
        2003                $12,000               $0                $37,842

(1) "Audit-Related Fees" are those related to performance of a review of the transfer agent operations of Phoenix Equity Planning Corporation, the Trust's transfer agent.

(2) "Tax Fees" are those primarily associated with consultations on tax matters and tax compliance services.

(3) "All Other Fees" were those related to non-financial information system consulting services.

     Aggregate fees billed to the Trust for Non-Audit services for 2003 and 2002 were $0 and $0, respectively. Aggregate fees billed to the Trust's adviser and service affiliates for non-audit services were $256,389 and $1,067,000, respectively. These amounts include fees for non-audit services required to be pre-approved [see table 2 above] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trust operations and financial reporting. The Trust's Audit Committee has considered whether the provision of non-audit services to the Trust's adviser and service affiliates, that did not require pre-approval, is compatible with maintaining PwC's independence.

     The Engemann Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Trust on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Trust and those non-audit services provided to the Trust's Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval"). The Audit Committee has determined that the full Audit Committee will provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that the full Audit Committee determines that the full board should review the request, the Audit Committee has the opportunity to convene a meeting of the Engemann Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Board meeting. There were no services requested that required pre-approval for the Trust.

     The non-audit services provided to the Adviser and other Affiliated Service Providers were not preapproved under the Trust's current pre-approval policy as such services were contracted or rendered prior to implementation of the SEC's auditor independence rules. The Audit Committee of the Trust has considered and determined that the provision of non-audit services provided to the Adviser and other Affiliated Service Providers that were not pre-approved in accordance with the Trust's pre-approval policy is compatible with PwC's independence. In accordance with Independence Standards Board No. 1, PwC, the registered independent public auditors for the Trust's most recently completed fiscal year, has confirmed to the Audit Committee that it is independent with respect to the Trust.

                   THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR"
                                   PROPOSAL 2.

                                 PROPOSAL NO. 3

                                 OTHER BUSINESS

OTHER MATTERS
     As of the date of this Proxy Statement, the Trust's management knows of no other matters to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.



                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS
     The Trust is not required and does not intend to hold annual meetings of shareholders. The next meeting of shareholders will be held at such time as may be determined by the Trustees or legally required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Trust within a reasonable time before the solicitation for such meeting is made and must satisfy all other legal requirements.

     All shareholders are urged to vote. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                     By Order of the Board of Trustees,



                                     TINA L. MITCHELL,
                                     Secretary

Pasadena, California
January 28, 2005

                           THE PHOENIX-ENGEMANN FUNDS
                          600 NORTH ROSEMEAD BOULEVARD
                             PASADENA, CA 91107-2133

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 16, 2005

                                      PROXY

     The undersigned shareholder of The Phoenix-Engemann (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes and appoints Tina L. Mitchell and Matthew A. Swendiman, and each of them, proxies and attorneys of the undersigned, with full power of substitution of each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Trust to be held on March 16, 2005 at the offices of the Engemann Asset Management, 600 North Rosemead Avenue, Pasadena, California, and at any and all adjournments thereof, with respect to all shares of the Trust for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions or through the Internet at WWW.EPROXYVOTE.COM/ENGEMANN and following the instructions given there. Please be sure to have this proxy card in hand when voting either by telephone or Internet. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" the proposals. If no direction is made for the Proposals, this proxy will be voted "FOR" such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS VOTES
                              "FOR" THE PROPOSALS.

                                                                 ACCOUNT NUMBER:

                                                                         SHARES:

                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   [X]

                                            KEEP THIS PORTION FOR OUR RECORDS
                                         DETACH AND RETURN THIS PORTION ONLY
                 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSAL
1.   ELECTION OF TRUSTEES
     To reconstitute the Board of Trustees               Withhold      For All
and elect fourteen Trustees (except as       For        Authority      Except
marked to the contrary below)                [ ]           [ ]          [ ]

            E. Virgil Conway              _________________________________
            Harry Dalzell-Payne           _________________________________
            S. Leland Dill                _________________________________
            Francis E. Jeffries           _________________________________
            Leroy Keith, Jr.              _________________________________
            Marilyn E. LaMarche           _________________________________
            Philip R. McLoughlin          _________________________________
            Geraldine M. McNamara         _________________________________
            Everett L. Morris             _________________________________
            James M. Oates                _________________________________
            Donald B. Romans              _________________________________
            Richard E. Segerson           _________________________________
            Ferdinand L. J. Verdonck      _________________________________
            Lowell P. Weicker, Jr.        _________________________________


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDEPENDENT NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

2.   RATIFICATION OF AUDITORS
     To ratify the Board's selection
of PricewaterhouseCoopers, LLP as
Independent Registered Public Accounting
Firm for the fiscal year ending
December 31, 2005.                            For         Against       Abstain
                                              [ ]           [ ]           [ ]

3. TO TRANSACT SUCH OTHER
BUSINESS AS PROPERLY MAY COME
BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH, IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON. THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

-------------------------------- ------------- ---------------------------------

-------------------------------- ------------- ---------------------------------
Signature                       Date           Signature (Joint Owners) Date
(PLEASE SIGN WITHIN BOX)